united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/18

ITEM 1. REPORTS TO SHAREHOLDERS.

Empiric 2500

Fund

Annual Report

September 30, 2018

This report is for the shareholders of the Empiric 2500 Fund. Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus.

Fellow Shareholders,

The NAV of the Fund’s Class “A” shares on September 30th, 2018 was $47.39 per share. Cumulative and annualized returns are below.

	Class A	Class A
Cumulative Returns%	(No Sales	(Max 5.75%
Ended 09.30.18	Charges)	Charge)	Class C	Benchmark[1]
Since Inception (A)	729.53%	692.29%	—	664.65%
Since Inception (C)	—	—	115.85%	220.06%
Last 10 Years	134.31%	120.84%	117.21%	209.62%
Last 5 Years	72.53%	62.61%	66.09%	83.28%
Annual Returns%
Since Inception (A)	9.68%	9.46%	—	9.29%
Since Inception (C)	—	—	6.11%	9.38%
Last 10 Years	8.89%	8.24%	8.06%	11.53%
Last 5 Years	11.51%	10.21%	10.66%	12.86%
Short-term Returns%
Last 3 Months	7.97%	1.76%	7.76%	7.17%
Last 6 Months	15.75%	9.09%	15.29%	13.09%
Last 12 Months	29.59%	22.14%	28.61%	23.13%
Net Expense Ratio	2.24%	—	2.99%	—

[1]	Prior to 09/30/2013, the Benchmark Index is the S&P 500. For periods after 09/30/2013, the Benchmark Index is the Russell 2500 Growth. For comparisons periods that straddle 09/30/2013, we use the S&P 500. For periods after 09/30/2013, we use the Russell 2500 Growth.

Performance data quoted represents past performance which does not guarantee future results. Investment returns and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. To obtain performance to the most recent month-end, please call 1.800.880.0324, or visit our website at www.EmpiricFunds.com. Class C shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Performance data shown with Max 5.75% charge reflects the maximum sales charge. Performance data shown with no sales charges does not reflect current maximum sales charge. Had the sales charges been included, the Fund’s returns would have been lower. Shaded areas indicate the highest comparative return for the period. Inception date for the Class A shares is 11/06/1995 and for the Class C shares 10/07/2005.

Executive Summary

Stock volatility is back, and we know you might be concerned. Investors are reacting to rising U.S. interest rates, restrictive trade policies, an Italian debt crisis, the politically inspired murder of a journalist in Turkey, and the U.S. election. Our view: The basic underpinnings of stocks are still solid. The very healthy economy is likely to stay that way for the next 12 months at least, while the U.S. 10-year bond is still a very low 3.19% yield. With stocks still undervalued relative to bonds, we expect reasonable (7%-12%) returns going forward.

Volatility

October has been a stunner, especially considering the generally strong economic conditions and the calm period that proceeded the month of frightful market movements. From Oct. 1 through Oct. 30, the market had eight trading days in which the S&P 500 closed up or down by more than 1%. From June 25 through September 30, there wasn’t a single day with a 1% move.

Also, the negatives have outweighed the positives – surely, nobody would complain if the market had eight trading days of gains above 1%. But instead, at the lowest close in October, the S&P 500 was nearly 10% below its record set in September, in other words, in “correction” territory.

Markets fluctuate based upon fundamentals like the economy, interest rates, government policies, and shifts in psychology. We cannot add too much to psychology, but the fundamentals influencing stocks are still very positive.

Rising Interest Rates

Let’s start with rising short-term interest rates. On September 26, the Federal Reserve raised the rate to 2.25%, its highest level since April 2008, and its third increase this year. President Trump tweeted on that same day he was unhappy about the rate increase.

But does this new rate really hurt stocks? No, not unless the Fed takes rates much higher rates than needed.

In a recent study, Vanguard examined the last 50 years and separated all the periods of rising Fed Funds (short term) interest rates. There were 11 periods of rising rates over the 50 years. Out of those 11 periods, only once did stocks fall (-15%). In the remaining 10 periods of rising rates, stocks rose about their historical average (10%). In other words, contrary to popular “wisdom” that you see on cable TV, rising interest rates and rising stock prices can coexist -- if the Fed does not overdo rate hikes.

Because the U.S. economy is doing well and inflation has ticked up, the Fed has been slowly and deliberately raising rates for almost three years. Its goal is to get the Fed Funds rate to “neutral,” which is defined as neither simulative nor restrictive. The economy is solid, and it does not need stimulus or a monetary policy to restrain it. Based on public comments, most members of the Fed’s Board of Governors estimate that neutral rate to be about 2.75%-3.0%. At the rate of hikes of 0.25%, this is another three rate hikes from where we are today.

However, we are slightly concerned that a move towards those higher interest rate levels would harm the economy. We favor a pause in the rate increases. We see enough headwinds that that “stop, look, and listen” is appropriate, especially since inflation is moderate.

Historically, pushing rates slightly higher than inflation is correct. But after the unprecedented easing for a decade to get out of the financial crisis, the Fed is in uncharted waters today, primarily because all the other central banks around the world lowered rates aggressively, too. But what the other central banks have not done yet is start to normalize their monetary policies. So, interest rates differences between U.S. rates and other countries are wide, and the effect is not well understood.

The good news is that the Fed appears to be aware it has an unusual challenge, and it’s moving cautiously. We would note, though, that if the Fed really knew what it is doing, our booms and busts would be shorter and less severe, or even non-existent. It’s fair to say that the Fed’s confidence may exceed its ability.

The best trade-off for stocks is the 10-year Treasury, and it has moved little in the last year, with the lowest yield in August at 2.32% and the highest yield in October at 3.23%. In a previous letter, we quoted Buffett who said stocks would still be cheap relative to the 10-year even if the 10-year hit 3.5%. Today, the 10-year stands at 3.20%.

Trade Policies

Free trade without tariffs, quotas and other restrictions is beneficial for all countries. Few economists dispute this, as the “law of competitive advantage” is well known. Put simply, each country should make more of what it is better at making than other countries, and it should trade some of that surplus to those other countries for what they do best.

Unfortunately, world trade isn’t free. It’s not just tariffs and quotas – it’s theft of intellectual property, unfairly subsidized exports, and many other actions that warp trade. This is why we support the Trump administration’s general goal of trying to negotiate better terms with our trading partners.

The question for us is how to move towards those better terms. The administration’s current plan of adding tariffs to foreign goods has some serious bounce-back effects. Tariffs hurt U.S. industries and consumers – and sometimes, even more than the foreign nations that are being targeted. In particular, U.S. manufacturers that rely on steel and aluminum say that the rising costs are having a big impact. Ford’s CEO Jim Hackett said in October that the steel and aluminum tariffs will cost his company a combined $1 billion in 2018 and 2019, and it will lead to layoffs in the U.S. Stanley Black and Decker indicated tariffs would create a $35 million headwind. Newell Brands cut its 2018 profit guidance by 40%. ConocoPhillips said steel tariffs would be a “fairly significant” cost on its pipes used to move oil and natural gas, and would impact capital spending next year. Kimberly Clark cut guidance by $200 million, blaming higher raw material costs. Whirlpool cut guidance by $300-$350 million this year due to rising raw materials costs and a restructuring. No country wins through tariffs.

Europe Stability, Murder in Turkey, U.S. elections

Having a stable Europe is important to us politically and economically. Remember the Greek debt crisis in 2009-2010? Even though we trade little with Greece and possible default would have little impact on the U.S., stocks around the world swooned. The fear was the Euro might be endangered.

Today, Italy is the problem. Greece’s economy is small enough that Europeans could make loans to solve the short-term problem. But Italy is the fourth-largest economy in the European Union and the one with the highest debt, so when the EU rejected Italy’s budget plan on October 23, it sent shivers across Europe’s markets. Talks are underway to resolve the problem, perhaps by allowing Italy to temporarily exceed the EU’s preferred debt ratio. We think the Italians and the EU will work out their issues, but until they do the Italians may add some volatility to markets.

Along with the background noise of Italy, we have politics. Most prominently, we have the murder of journalist Jamal Khashoggi in Turkey by the Saudis, and U.S. elections. We don’t need to comment on the many possibilities that could come out of either event, except to say that they are obviously contributing to market volatility.

Focus on the fundamentals, the U.S. economy

With all of that said – rising interest rates, trade tensions, Europe’s economic woes, and political uncertainty -- economic fundamentals are still strong. By almost any measure, the U.S. economy continues to excel. Real Gross Domestic Product (GDP) growth in the second quarter was 4.2%, and the recently announced preliminary third-quarter GDP growth rate is a healthy 3.5%. Those numbers are higher than we have seen for a decade. Employment is also the best it’s been in 50 years.

The mystery for the Fed and most economists is why inflation continues to be so tame. Typically, when the economy is this strong, pressure on prices tends to rise. But the Fed’s favorite inflation index, the Bureau of Economic Analysis Core PCE index, is up year over year by only 1.7% for the month of September, the same level as August. With the Fed targeting 2.0% inflation, we are right where they want us to be. We think the mystery has to do with capacity. Years ago the vast majority of production capacity was within the United States. When capacity is strained, inflation increases. Today, capacity is world-wide and it’s vast, making it difficult for inflation to increase.

Here's more good news. The Wall Street Journal on October 22 reported that Goldman Sachs estimates the probability of recession in the next three years at less than 40%, the next two years at less than 20%, and the next year at less than 10%.

The bottom line is that the big signals about the U.S. economy are positive. Unemployment is low, corporate profits are strong, and inflation is in a sweet spot. Without a doubt, there are clouds above us – and the scary clouds often get the most attention. But from our perspective, the stronger message is being sent by the fundamentals: a positive outlook for stocks.

Top 12 Month	Bottom 12 Month
Contributors to Performance	Detractors from Performance
Medifast Inc.	Scientific Games
Health Insurance Innovations	Mimedx
Insperity	Jounce Therapeutics
Surmodics	TTEC Holdings
Match Group	J. Jill Inc.

We appreciate you investing along with us.

Respectfully submitted,

Mark A Coffelt, CFA	Loren M Coffelt
Co-portfolio Manager	Co-portfolio Manager

8438-NLD-11/13/2018

Empiric 2500 Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2018

The Fund’s performance figures* for each of the periods ended September 30, 2018 compared to its benchmark:

		5 Year Return	10 Year Return	Since Inception (a)
	1 Year Return	(Annualized)	(Annualized)	(Annualized)
Empiric 2500 Fund Class A	29.59%	11.52%	8.89%	9.68%
Empiric 2500 Fund Class A with Load (b)	22.14%	10.21%	8.24%	9.46%
Russell 2500 Growth Total Return Index(c)	23.13%	12.88%	13.61%	9.17%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, acquired fund fees and expenses and extraordinary expenses, do not exceed 2.24% for Class A, of the Fund’s average daily net assets through January 31, 2019. Fee waivers or reimbursements by the Advisor are subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in effect at the time of the waiver and the expense limitation in place at the time of recapture. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424. The Fund’s gross expense ratio, as of the February 1, 2018 prospectus, is 2.32% for Class A shares. For more current information on the Fund’s expense ratio, please see the Financial Highlights.

(a)	Empiric 2500 Fund Class A commenced operations on November 6, 1995.

(b)	Class A shares are subject to a maximum sales load of 5.75%, which decreases depending on the amount invested.

(c)	The Russell 2500 Growth Total Return Index refers to a composite that includes mid and small cap companies located in the United States that also exhibit a growth probability. The Russell 2500 Growth Total Return is published and maintained by FTSE Russell.

Comparison of the Change in Value of a $10,000 Investment

Empiric 2500 Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
September 30, 2018

The Fund’s performance figures* for each of the periods ended September 30, 2018 compared to its benchmark:

		5 Year Return	10 Year Return	Since Inception (a)
	1 Year Return	(Annualized)	(Annualized)	(Annualized)
Empiric 2500 Fund Class C	28.61%	10.67%	8.06%	6.10%
Russell 2500 Growth Total Return Index(b)	23.13%	12.88%	13.61%	10.82%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor and the Trust, with respect to the Fund have entered into an Expense Limitation Agreement under which the Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, acquired fund fees and expenses and extraordinary expenses, do not exceed 2.99% for Class C, of the Fund’s average daily net assets through January 31, 2019. Fee waivers or reimbursements by the Advisor are subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in effect at the time of the waiver and the expense limitation in place at the time of recapture. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424. The Fund’s gross expense ratio, as of the February 1, 2018 prospectus, is 3.07% for Class C shares. For more current information on the Fund’s expense ratio, please see the Financial Highlights.

(a)	Empiric 2500 Fund Class C commenced operations on October 7, 2005.

(b)	The Russell 2500 Growth Total Return Index refers to a composite that includes mid and small cap companies located in the United States that also exhibit a growth probability. The Russell 2500 Growth Total Return is published and maintained by FTSE Russell.

Comparison of the Change in Value of a $10,000 Investment

Empiric 2500 Fund
Portfolio Weightings (Unaudited)
September 30, 2018

The percentages in the above chart are based on the portfolio holdings as a percentage of net assets of the Fund as of September 30, 2018 and are subject to change.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS
September 30, 2018

Shares		Fair Value

	COMMON STOCKS - 99.6%
	AEROSPACE/DEFENSE - 0.6%
5,782	Aerojet Rocketdyne Holdings, Inc. *	$196,530

	AGRICULTURE - 1.3%
9,594	Turning Point Brands, Inc.	397,767

	AUTO PARTS & EQUIPMENT - 1.3%
4,725	Allison Transmission Holdings, Inc.	245,747
4,238	Methode Electronics, Inc.	153,416
		399,163
	BIOTECHNOLOGY - 5.1%
6,806	Arena Pharmaceuticals, Inc. *	313,212
1,751	Cambrex Corp. *	119,768
13,716	Halozyme Therapeutics, Inc. *	249,220
11,802	Innoviva, Inc. *	179,862
2,832	Ionis Pharmaceuticals, Inc. *	146,075
2,107	Ligand Pharmaceuticals, Inc. *	578,350
		1,586,487
	BUILDING MATERIALS - 4.3%
1,368	American Woodmark Corp. *	107,320
9,628	Builders FirstSource, Inc. *	141,339
9,892	Continental Building Products, Inc. *	371,445
4,864	Patrick Industries, Inc. *	287,949
5,868	Trex Co., Inc. *	451,719
		1,359,772
	CHEMICALS - 1.5%
5,405	A Schulman, Inc. * #	5,675
3,272	Chemours Co.	129,048
4,570	Koppers Holdings, Inc. *	142,356
4,708	PolyOne Corp.	205,834
		482,913
	COMMERCIAL SERVICES - 15.7%
4,576	AMN Healthcare Services, Inc. *	250,307
7,696	Avis Budget Group, Inc. *	247,349
4,388	Barrett Business Services, Inc.	293,031
4,002	Brink’s Co.	279,140
9,339	Cardtronics PLC *	295,486
32,714	CPI Card Group, Inc. *	110,902
22,655	Everi Holdings, Inc. *	207,746
6,046	Forrester Research, Inc.	277,511
10,944	Hackett Group, Inc.	220,522
4,700	Insperity, Inc.	554,365
10,568	Kforce, Inc.	397,357
2,302	Medifast, Inc.	510,008
5,546	Reis, Inc.	127,558
4,148	Robert Half International, Inc.	291,936
5,044	TransUnion	371,138
4,623	TriNet Group, Inc. *	260,367
1,456	United Rentals, Inc. *	238,202
		4,932,925

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2018

Shares		Fair Value

	COMMON STOCKS - 99.6% (Continued)
	COMPUTERS - 5.8%
6,729	Carbonite, Inc. *	$239,889
3,043	EPAM Systems, Inc. *	419,021
2,882	ExlService Holdings, Inc. *	190,788
4,571	MAXIMUS, Inc.	297,389
4,478	NCR Corp. *	127,220
15,076	StarTek, Inc. *	99,803
7,120	Syntel, Inc. *	291,778
6,474	TTEC Holdings, Inc.	167,677
		1,833,565

	DISTRIBUTION/WHOLESALE - 0.7%
5,490	HD Supply Holdings, Inc. *	234,917

	DIVERSIFIED FINANCIAL SERVICES - 3.9%
3,201	Evercore, Inc.	321,861
3,492	LPL Financial Holdings, Inc.	225,269
6,261	Moelis & Co.	343,103
9,509	Silvercrest Asset Management Group, Inc.	131,700
10,215	Virtu Financial, Inc.	208,897
		1,230,830

	ELECTRICAL COMPONENTS & EQUIPEMENT - 1.5%
3,551	Energizer Holdings, Inc.	208,266
4,650	Generac Holdings, Inc. *	262,307
		470,573
	ELECTRONICS - 1.3%
14,964	Atkore International Group, Inc. *	396,995

	ENERGY-ALTERNATE SOURCES - 0.8%
8,889	TPI Composites, Inc. *	253,781

	ENGINEERING & CONSTRUCTION - 0.5%
5,715	Primoris Services Corp.	141,846

	ENTERTAINMENT - 3.5%
4,879	Live Nation Entertainment, Inc. *	265,759
6,700	Scientific Games Corp. *	170,180
9,000	SeaWorld Entertainment, Inc. *	282,870
1,394	Vail Resorts, Inc.	382,541
		1,101,350
	ENVIRONMENTAL CONTROL - 0.6%
7,227	Advanced Disposal Services, Inc. *	195,707

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2018

Shares		Fair Value

	COMMON STOCKS - 99.6% (Continued)
	HEALTHCARE-PRODUCTS - 10.4%
1,337	Bio-Techne Corp.	$272,895
5,134	Genomic Health, Inc. *	360,509
7,629	Globus Medical, Inc. *	433,022
3,554	Masimo Corp. *	442,615
20,026	MiMedx Group, Inc. * (a)	123,761
4,500	Natus Medical, Inc. *	160,425
6,937	Repligen Corp. *	384,726
3,521	ResMed, Inc.	406,112
7,128	Surmodics, Inc. *	532,105
5,108	Varex Imaging Corp. *	146,395
		3,262,565
	HEALTHCARE-SERVICES - 2.2%
1,497	Charles River Laboratories International, Inc. *	201,406
4,349	Encompass Health Corp.	339,005
2,964	Syneos Health, Inc. *	152,794
		693,205
	HOME FURNISHINGS - 0.6%
5,474	Sleep Number Corp. *	201,334

	HOUSEHOLD PRODUCTS/WARES - 0.4%
1,538	Spectrum Brands Holdings, Inc.	114,919

	HOUSEWARES - 0.8%
4,203	Toro Co.	252,054

	INSURANCE - 1.6%
8,282	Health Insurance Innovations, Inc. *	510,585

	INTERNET - 6.6%
23,525	Endurance International Group Holdings, Inc. *	207,020
3,944	GoDaddy, Inc. *	328,890
23,680	Groupon, Inc. *	89,274
10,000	Internap Corp. *	126,300
7,332	Match Group, Inc. * (a)	424,596
4,788	Shutterstock, Inc.	261,329
692	Stamps.com, Inc. *	156,530
10,656	Web.com Group, Inc. *	297,302
32,391	Zix Corp. *	179,770
		2,071,011
	LEISURE TIME - 0.8%
2,573	Polaris Industries, Inc.	259,744

	MISCELLANEOUS MANUFACTURING - 3.0%
2,433	Chase Corp.	292,325
10,092	Harsco Corp. *	288,127
15,211	Myers Industries, Inc.	353,656
		934,108
	OIL & GAS - 0.3%
671	Isramco, Inc. *	81,896

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2018

Shares		Fair Value

	COMMON STOCKS - 99.6% (Continued)
	PACKAGING & CONTAINERS - 1.7%
3,293	Berry Global Group, Inc. *	$159,348
2,572	Packaging Corp. of America	282,123
3,596	Silgan Holdings, Inc.	99,969
		541,440
	PHARMACEUTICALS - 6.5%
10,372	Amphastar Pharmaceuticals, Inc. *	199,557
3,491	BioSpecifics Technologies Corp. *	204,189
9,113	Corcept Therapeutics, Inc. *	127,764
12,191	Cytokinetics, Inc. *	120,081
12,050	Jounce Therapeutics, Inc. *	78,325
3,520	Nektar Therapeutics *	214,579
1,962	Neurocrine Biosciences, Inc. *	241,228
7,010	Supernus Pharmaceuticals, Inc. *	352,954
4,106	USANA Health Sciences, Inc. *	494,978
		2,033,655
	REAL ESTATE - 0.8%
2,700	RMR Group, Inc.	250,560

	RETAIL - 5.7%
5,611	BJ’s Restaurants, Inc.	405,114
8,050	Bloomin’ Brands, Inc.	159,310
4,073	Cheesecake Factory, Inc.	218,068
3,205	Dave & Buster’s Entertainment, Inc.	212,235
22,531	Francesca’s Holdings Corp. *	83,590
6,808	Nordstrom, Inc.	407,186
2,299	RH *	301,192
		1,786,695
	SOFTWARE - 6.5%
7,175	ACI Worldwide, Inc. *	201,905
4,005	Black Knight, Inc. *	208,060
4,708	Envestnet, Inc. *	286,953
2,177	Fair Isaac Corp. *	497,553
2,337	j2 Global, Inc.	193,620
1,594	Jack Henry & Associates, Inc.	255,168
7,067	QAD, Inc.	400,345
		2,043,604
	TELECOMMUNICATIONS - 1.2%
4,539	GTT Communications, Inc. *	196,993
2,303	InterDigital, Inc.	184,240
		381,233
	TRANSPORTATION - 0.8%
2,160	Landstar System, Inc.	263,520

	TRUCKING & LEASING - 1.3%
6,705	Greenbrier Cos., Inc.	402,970

	TOTAL COMMON STOCKS (Cost $21,395,694)	31,300,219

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2018

Shares		Fair Value

	SHORT-TERM INVESTMENTS - 7.3%
	INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 1.8%
559,695	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class, 1.92% ** (b)	$559,695

	MONEY MARKET FUND - 5.5%
1,729,066	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class, 1.92% **	1,729,066

	TOTAL SHORT-TERM INVESTMENTS (Cost $2,288,761)	2,288,761

	TOTAL INVESTMENTS IN SECURITIES - 106.9% (Cost $23,684,455)	$33,588,980
	LIABILITIES IN EXCESS OF OTHER ASSETS - (6.9)%	(2,177,297)
	TOTAL NET ASSETS - 100.0%	$31,411,683

PLC - Public Limited Company

*	Non-Income producing security.

#	Fair valued security, the value of this security has been determined in good faith under the policies of the Board of Trustees.

**	Interest rate reflects seven-day effective yield on September 30, 2018.

(a)	All or a portion of the security is out on loan at September 30, 2018. Total loaned securities had a value of $541,092 at September 30, 2018.

(b)	All or a portion of the security is segregated as collateral for securities on loan at September 30, 2018. Total collateral had a value of $559,695 at September 30, 2018.

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

ASSETS
Investment securities:
At cost	$23,684,455
At fair value (including collateral for loaned securities)	$33,588,980
Dividends and interest receivable	11,199
Receivable for Fund shares sold	33,685
Prepaid expenses and other assets	8,793
TOTAL ASSETS	33,642,657

LIABILITIES
Securities lending collateral	559,695
Payable for investments purchased	1,606,100
Investment advisory fees payable	19,021
Distribution (12b-1) fees payable	9,534
Fees payable to related parties	8,542
Accrued expenses and other liabilities	28,082
TOTAL LIABILITIES	2,230,974
NET ASSETS	$31,411,683

Composition of Net Assets:
Paid in capital	$23,554,082
Accumulated undistributed net investment loss	(232,872)
Accumulated undistributed net realized loss from security transactions	(1,814,052)
Net unrealized appreciation on investments	9,904,525
NET ASSETS	$31,411,683

Net Asset Value Per Share:
Class A Shares:
Net Assets	$29,857,342
Shares of beneficial interest outstanding (a)	630,025
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$47.39
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$50.28

Class C Shares:
Net Assets	$1,554,341
Shares of beneficial interest outstanding (a)	36,358
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$42.75

(a)	Unlimited number of shares of benficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 12 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2018

INVESTMENT INCOME
Dividends	$223,937
Interest	5,424
Securities lending income - net	20,495
TOTAL INVESTMENT INCOME	249,856

EXPENSES
Investment advisory fees	273,214
Distribution (12b-1) fees:
Class A	64,804
Class C	13,996
Administration fees	64,663
Management services fees	32,321
Compliance officer fees	21,195
Shareholder servicing fees	17,438
Printing and postage expenses	14,636
Audit Fees	12,239
Legal Fees	10,407
Trustees fees and expenses	10,234
Registration fees	9,125
Custodian fees	5,666
Insurance expense	969
Other expenses	2,293
TOTAL EXPENSES	553,200

NET INVESTMENT LOSS	(303,344)

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments	923,662
Net realized gain from redemptions in kind	384,503
Net change in unrealized appreciation on investments	5,998,929

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	7,307,094

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,003,750

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
FROM OPERATIONS
Net investment loss	$(303,344)	$(169,422)
Net realized gain from investments	923,662	1,160,437
Net realized gain from redemptions in kind	384,503	—
Net change in unrealized appreciation on investments	5,998,929	2,994,126
Net increase in net assets resulting from operations	7,003,750	3,985,141

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,317,444	241,593
Class C	13,240	4,954
Payments for shares redeemed:
Class A	(2,758,109)	(1,883,753)
Class C	(71,627)	(119,061)
Net decrease in net assets from shares of beneficial interest	(499,052)	(1,756,267)

TOTAL INCREASE IN NET ASSETS	6,504,698	2,228,874

NET ASSETS
Beginning of Year	24,906,985	22,678,111
End of Year *	$31,411,683	$24,906,985
* Includes accumulated net investment loss of:	$(232,872)	$(148,231)

SHARE ACTIVITY
Class A:
Shares Sold	51,792	7,368
Shares Redeemed	(68,273)	(57,005)
Net decrease in shares of beneficial interest outstanding	(16,481)	(49,637)

Class C:
Shares Sold	355	164
Shares Redeemed	(1,973)	(4,017)
Net decrease in shares of beneficial interest outstanding	(1,618)	(3,853)

See accompanying notes to financial statements.

Empiric 2500 Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class A
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	September 30,		September 30,	September 30,	September 30,	September 30,
	2018		2017	2016	2015	2014
Net asset value, beginning of year	$36.57		$30.88	$29.15	$35.83	$34.11
Activity from investment operations:
Net investment income (loss) (1)	(0.45)		(0.23)	(0.10)	0.06	(0.26)
Net realized and unrealized gain (loss) on investments	11.27		5.92	1.83	(2.53)	5.59
Total from investment operations	10.82		5.69	1.73	(2.47)	5.33
Less distributions from:
Return of Capital	—		—	—	(0.93)	—
Net realized gains	—		—	—	(3.28)	(3.61)
Total distributions	—		—	—	(4.21)	(3.61)
Net asset value, end of year	$47.39		$36.57	$30.88	$29.15	$35.83
Total return (2)	29.59%		18.43%	5.93%	(8.55)%	16.02%
Net assets, at end of year (000s)	$29,857		$23,644	$21,495	$24,462	$33,539
Ratio of gross expenses to average net assets (3)(4)	1.99%		2.06%	2.09%	1.82%	1.78%
Ratio of net expenses to average net assets after reimbursement or recapture (4)	1.99%		1.98%	1.98%	1.87%	1.78%
Ratio of net investment income (loss) to average net assets (4)(5)	(1.07)%		(0.68)%	(0.34)%	0.18%	(0.73)%
Portfolio Turnover Rate	11	% (6)	150%	171%	166%	622%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived or recaptured a portion of the Fund’s expenses, total returns would have been lower or higher.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	In-kind transactions are not included in calculation of turnover.

See accompanying notes to financial statements.

Empiric 2500 Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class C
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	September 30,		September 30,	September 30,	September 30,	September 30,
	2018		2017	2016	2015	2014
Net asset value, beginning of year	$33.24		$28.28	$26.91	$33.60	$32.42
Activity from investment operations:
Net investment loss (1)	(0.69)		(0.44)	(0.30)	(0.19)	(0.50)
Net realized and unrealized gain (loss) on investments	10.20		5.40	1.67	(2.29)	5.29
Total from investment operations	9.51		4.96	1.37	(2.48)	4.79
Less distributions from:
Return of Capital	—		—	—	(0.93)	—
Net realized gains	—		—	—	(3.28)	(3.61)
Total distributions	—		—	—	(4.21)	(3.61)
Net asset value, end of year	$42.75		$33.24	$28.28	$26.91	$33.60
Total return (2)	28.61%		17.57%	5.09%	(9.21)%	15.12%
Net assets, at end of year (000s)	$1,554		$1,262	$1,183	$1,556	$2,164
Ratio of gross expenses to average net assets (3)(4)	2.74%		2.81%	2.84%	2.57%	2.53%
Ratio of net expenses to average net assets after reimbursement or recapture (4)	2.74%		2.73%	2.73%	2.62%	2.53%
Ratio of net investment loss to average net assets (4)(5)	(1.82)%		(1.43)%	(1.12)%	(0.59)%	(1.47)%
Portfolio Turnover Rate	11	% (6)	150%	171%	166%	622%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Advisor not waived or recaptured a portion of the Fund’s expenses, total returns would have been lower or higher.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	In-kind transactions are not included in calculation of turnover.

See accompanying notes to financial statements.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). These financial statements include the following series: Empiric 2500 Fund, formerly the Empiric Core Equity Fund, (the “Fund”). The Trust currently consists of thirty-nine series. The Fund is a separate diversified series of the Trust. Empiric Advisors, Inc. (the “Advisor”), acts as the investment advisor to the Fund. The Fund’s Class A shares commenced operations on November 6, 1995. The Fund’s Class C shares commenced operations on October 7, 2005. Prior to October 7, 2005, the shares of the Fund had no specific class designation. As of that date, all of the then outstanding shares were redesignated as Class A shares. The Fund’s investment objective is capital appreciation.

The Fund offers two classes of shares: Class A and Class C shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Fund and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

a) Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “Underlying Funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the Underlying Funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange traded fund purchased by the Fund will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board of Trustees of the Trust (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2018, for the Fund’s assets and liabilities measured at fair value:

Assets

Security Classifications (a)	Level 1	Level 2	Level 3	Totals
Common Stocks	$31,294,544	$5,675	$—	$31,300,219
Investment Purchased as
Securities Lending Collateral	559,695	—	—	559,695
Money Market Fund	1,729,066	—	—	1,729,066
Total	$33,583,305	$5,675	$—	$33,588,980

(a)	As of and during the year ended September 30, 2018, the Fund held no securities that were considered to be “Level 3” securities. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers into and out of any Level during the current year presented. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period. Refer to the Schedule of Investments for industry classification.

Offsetting of Financial Assets and Derivative Liabilities –

The following table presents the Funds’ financial assets available for offset under a master netting arrangement net of collateral pledged as of September 30, 2018.

				Gross Amounts Not Offset in the Statement of
Assets				Assets & Liabilities

			Net Amounts of Assets
		Gross Amounts Offset in	Presented in the
	Gross Amounts of	the Statement of Assets	Statement of Assets &		Cash Collateral
Description	Recognized Assets	& Liabilities	Liabilities	Financial Instruments	Received	Net Amount
Securities Lending	$541,092	$—	$541,092	$—	$541,092	$—
Total	$541,092	$—	$541,092	$—	$541,092	$—

The following table breaks out the holdings received as collateral as of September 30, 2018:

Securities Lending Transactions
Overnight and Continuous
Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class	$559,695

b) Federal Income Tax – The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provisions are required.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

As of and during the year ended September 30, 2018, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of September 30, 2018, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2015-2017, or expected to be taken in the Fund’s 2018 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. federal, Nebraska, and foreign jurisdictions. No examination of the Fund’s tax returns are presently in progress.

c) Distribution to Shareholders – Distributions of net investment income and capital gains to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date and are distributed on an annual basis.

d) Multiple Class Allocations – Income, non-class specific expenses and realized or unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

e) Other – Investment and shareholder transactions are recorded on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on debt securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g) Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

h) Sales charges (loads) – A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the year ended September 30, 2018, there were no CDSC fees paid.

i) Security Loans – The Fund has entered into a securities lending agreement with Huntington National Bank. The Fund receives compensation in the form of fees, or retains a portion of interest on the investment of any cash received as collateral. The cash collateral is invested in short-term investments as noted in the Fund’s Schedule of Investments. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% of market value plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%. Under the terms of the securities lending agreement, the Fund is indemnified for such losses by the security lending agreement. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

(2)	INVESTMENT TRANSACTIONS

For the year ended September 30, 2018, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$3,291,304	$3,638,543	*

(a)	The Fund may participate in a liquidity program operated by ReFlow Fund, LLC (“ReFlow”). The program is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the Fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the Fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the Fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of the other sources of liquidity, such as the Fund’s short-term lending arrangement or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. The Fund will waive any redemption fee with respect to redemptions by ReFlow. When covering net sales for the Fund, ReFlow normally utilizes Redemptions In-Kind. During the year ended September 30, 2018, the Fund utilized ReFlow. ReFlow subscribed 13,428 shares of the Fund during the period. The resulting fee is recorded in Other expenses on the Statement of Operations.

*	Proceeds from sales include $521,629 from redemptions in-kind sales.

(3)	INVESTMENT MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Trust, with respect to the Fund has entered into an investment advisory agreement (“Advisory Agreement”) with the Advisor, pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.00% of the average daily net assets of the Fund. The Advisor pays expenses incurred by it in connection with acting as investment manager to the Fund other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other expenses paid by the Fund (as detailed in the Advisory Agreement). The Advisor pays for all employees, office space and facilities required by it to provide services under the Advisory Agreement, with the exception of specific items of expense (as detailed in the Advisory Agreement). For the year ended September 30, 2018, investment advisory fees of $273,214 were incurred by the Fund.

The Advisor has contractually agreed to reduce its management fee and/or reimburse the Fund so that the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, acquired fund fees and expenses, and extraordinary expenses, do not exceed 2.24% and 2.99% of Class A and Class C of the Fund’s average daily net assets through January 31, 2019. This expense cap may not be terminated prior to this date except by the Board. Prior to February 1, 2018, Class A and Class C had expense caps of 1.98% and 2.73% respectively. For the year ended September 30, 2018, the Advisor waived management fees and/or reimbursed expenses in the amount of $0. Expenses reimbursed and/or fees reduced by the Advisor may be recaptured by the Advisor for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limit. As of September 30, 2018, the Advisor may recapture $27,365 before September 30, 2019 and $19,282 before September 30, 2020, subject to the terms of the Expense Limitation Agreement.

The Trust has entered into a management services agreement (“Management Services Agreement”) with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended September 30, 2018, the Fund incurred $32,321 for such fees.

A trustee and officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC (“AlphaCentric”), and Catalyst Capital Advisors LLC (“Catalyst”), each serve as investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

Empiric Distributor acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, Empiric Distributor received $3,126 in brokerage commissions from the Fund for the year ended September 30, 2018. Certain officers and/or employees of the Advisor have an affiliation with Empiric Distributor. For the year ended September 30, 2018, Empiric Distributor, an affiliated broker, received $410 in underwriter commissions from the sale of shares of the Empiric 2500 Fund.

For the fiscal year ended September 30, 2018, the Distributor received $3,375 in underwriter commissions from the sale of Class A shares of the Empiric 2500 Fund, of which they kept $2,965.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain officers of the Trust are also employees of GFS, and are not paid any fees directly by the Fund for serving in such capacity.

Pursuant to the Services Agreement, MFund provides chief compliance officer services to the Fund. For these services, the Fund pays MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. For the year ended September 30, 2018, the Fund incurred $21,195 for such fees.

The independent trustees are paid $120,000 per year. The lead independent trustee of the Trust receives an additional fee of $25,000 per year. The Chairman of the Trust’s Audit Committee receives an additional fee of $25,000 per year.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares and Class C shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC (the “Distributor”) and the Advisor for distribution related expenses.

(4)	TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $23,683,177 for the Empiric 2500 Fund and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$10,705,493
Unrealized depreciation:	(799,690)
Net unrealized appreciation:	$9,905,803

The Fund did not have distributions for the years ended September 30, 2018 and September 30, 2017.

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(234,150)	$(1,814,052)	$—	$9,905,803	$7,857,601

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

The difference between book basis and tax basis undistributed net investment loss, accumulated net realized losses and unrealized appreciation from investments is primarily attributable to the adjustments for C-Corporation return of capital distributions.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $234,150.

At September 30, 2018, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$1,814,052	$—	$1,814,052	$879,164

Permanent book and tax differences, primarily attributable to net operating losses and adjustments for redemption in kind resulted in reclassification for the year ended September 30, 2018 as follows:

Paid	Accumulated	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$165,800	$218,703	$(384,503)

(5)	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification” which is intended to amend certain disclosure requirements that have become redundant, duplicative, overlapping, outdated or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. These changes will be effective November 5, 2018. Management is currently evaluating the impact that this release will have on the Fund’s financial statements and related disclosures.

(6)	SUBSEQUENT EVENTS

Subsequent events occurring after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Empiric 2500 Fund and
Board of Trustees of Mutual Fund Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Empiric 2500 Fund (the “Fund”), a series of Mutual Fund Series Trust, as of September 30, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the of the Fund as of September 30, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s statements of changes in net assets and financial highlights for the years ended September 30, 2017 and prior, were audited by other auditors whose report dated November 28, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 29, 2018

Empiric 2500 Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2018

As a shareholder of the Empiric 2500 Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Empiric 2500 Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 through September 30, 2018.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/18	9/30/18	4/1/18 – 9/30/18	4/1/18 – 9/30/18
Class A	$1,000.00	$1,157.50	$10.76	1.99%
Class C	1,000.00	1,152.90	14.79	2.74%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/18	9/30/18	4/1/18 – 9/30/18	4/1/18 – 9/30/18
Class A	$1,000.00	$1,015.09	$10.05	1.99%
Class C	1,000.00	1,011.33	13.82	2.74%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

Empiric 2500 Fund
ADDITIONAL INFORMATION (Unaudited)
September 30, 2018

Proxy Voting Policy and Portfolio Holdings

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-839-7424; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-839-7424; and on the Commission’s website at http://www.sec.gov.

Empiric 2500 Fund
TRUSTEES AND OFFICERS (Unaudited)
September 30, 2018

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006.	55	Variable Insurance Trust since 2010; Mutual Fund and Variable Insurance Trust since 2016; Strategy Shares since 2016; Trustee of M3Sixty Funds Trust since 2016; Trustee of the AlphaCentric Prime Meridian Income Fund, 2018 to present.

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	39	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	39	Variable Insurance Trust since 2010

Empiric 2500 Fund
TRUSTEES AND OFFICERS (Unaudited) (Continued)
September 30, 2018

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to present; President, Rational Advisors, Inc., 1/2016- present; Chief Executive Officer, Alt Fund Distributors LLC, 12/2014- present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 – 7/2016.	39	Variable Insurance Trust since 2010

Michael Schoonover 36 N. New York Avenue Huntington, NY 11743 Year of Birth:1983	Vice President	Since 6/2018	Chief Operating Officer, Catalyst Capital Advisors LLC, June 2017 to present; Chief Operating Officer, Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to present; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; Senior Analyst, Catalyst Capital Advisors LLC, 3/2013 to 12/2013.	N/A	N/A

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A

Aaron Smith 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2017; Manager – Fund Administration, Gemini Fund Services, LLC, 2012- 2017.	N/A	N/A

Brian Curley 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A

Sam Singh 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010- 2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC since 2/2012.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, the TCG Financial Series Trusts I-X and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-839-7424.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

ADVISOR
Empiric Advisors, Inc.
500 N. Capital of Texas Highway
Building 8, Suite 150
Austin, TX 78746

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Ave.
Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2018	2017
Empiric 2500 Fund	10,000	10,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2018	2017
Empiric 2500 Fund	2,500	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2017 and 2016 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2017 and 2016 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)    There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

ITEM 13. EXHIBITS

(1)    Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: December 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: December 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: December 5, 2018